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                                                                    EXHIBIT 23.3
The Board of Directors
Wipro Limited

   We consent to the use of our report included herein and to the reference to our Firm under the heading "Experts" in the prospectus.

                                          /s/ KMPG

                                          KPMG

Bangalore, India
October 11, 2000